UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2011

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 8, 2011, Pharmacyclics, Inc. (the “Company”) entered into a collaboration and license agreement (“Agreement”) with Janssen Biotech, Inc., one of the Janssen Pharmaceutical Companies of Johnson and Johnson (“Janssen”) to develop and commercialize PCI-32765, a novel, oral, Bruton's tyrosine kinase (Btk) inhibitor being developed for the treatment of Non Hodgkin's Lymphoma, Chronic Lymphocytic Leukemia and Multiple Myeloma, all of which are considered hematological malignancies.  The Agreement does not include or relate to the Company’s current auto-immune program.

In connection with the entering into of the Agreement, the Company shall receive an upfront payment of $150 million.  In addition, the Company will receive up to an additional $825 million, based on the successful completion of various milestones relating to:
a) clinical development, b) regulatory filings and c) regulatory approvals.

The Company and Janssen have agreed to implement a broad clinical development plan for multiple indications, and will split the costs of that development, 60% to be paid by Janssen and 40% to be paid by the Company.  The Company expects to be able to pay for its share of the development of PCI-32765 through proceeds of the Agreement.  Each party will lead development efforts for specific indications as stipulated in a global development plan.

Upon commercialization, global profits and losses will be split 50% to the Company and 50% to Janssen.  The Company will book sales and lead commercialization in the US, and Janssen will book sales and control commercialization in the rest of the world.

Item 8.01	Other Events.

On December 8, 2011, the Company issued a press release headlined “Pharmacyclics Forms Pact to Develop and Commercialize PCI-32765 for Hematologic Cancers with Janssen Biotech, Inc.”  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 8, 2011.

Forward-Looking Statements

This Report may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations and beliefs regarding our future results or performance. Because these statements apply to future events, they are subject to risks and uncertainties. When used in this announcement, the words “anticipate”, “believe”, “estimate”, “expect”, “expectation”, “should”, “would”, “project”, “plan”, “predict”, “intend” and similar expressions are intended to identify such forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements. Additionally, you should not consider past results to be an indication of our future performance. For a discussion of the risk factors and other factors that may affect our results, please see the Risk Factors section of our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q. We do not intend to update any of the forward-looking statements after the date of this announcement to conform these statements to actual results, to changes in management’s expectations or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2011
PHARMACYCLICS, INC.

	By:	/s/ Rainer M. Erdtmann
		Name:	Rainer M. Erdtmann
		Title:	Vice President, Finance & Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 8, 2011.